HEALTH AND RETIREMENT PROPERTIES TRUST

                               FIRST AMENDMENT TO
               THIRD AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

                          DATED AS OF DECEMBER 15, 1996

         This FIRST AMENDMENT (this "Amendment") is dated as of December 15, 1996 among HEALTH AND RETIREMENT PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland ("Borrower"), the several lenders listed on the signature pages hereof (the "Lenders"), KLEINWORT BENSON LIMITED, a bank organized under the laws of England, as agent for itself and the other Lenders (in such capacity, together with any successor in such capacity in accordance with the terms of the Loan Agreement, as defined below, "Agent"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States of America, as administrative agent (in such capacity, together with any successor in such capacity in accordance with the terms of the Loan Agreement, "Administrative Agent"), and FLEET BANK N.A. (formerly NatWest Bank N.A.), a national banking association, as co-agent (in such capacity, "Co-Agent"), and is made with reference to the Third Amended and Restated Revolving Loan Agreement dated as of March 15, 1996 (as amended from time to time, the "Loan Agreement") among Borrower, the Lenders, Agent, Administrative Agent and Co-Agent and, in connection with Section 9 and the guaranties given therein, HEALTH AND RETIREMENT PROPERTIES INTERNATIONAL, INC., a Delaware corporation ("Retirement Properties"), CAUSEWAY HOLDINGS INC., a Massachusetts corporation ("Causeway"), SJO CORPORATION, a Massachusetts corporation ("SJO") and HUB PROPERTIES TRUST, a Maryland real estate investment trust ("HUB"), each being a direct wholly-owned Subsidiary of Borrower. Capital terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement.

         WHEREAS, Borrower has advised Lenders that it wishes to amend certain terms of the Loan Agreement;

         WHEREAS, subject to the terms set forth herein, Lenders have agreed to amend the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows :




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         1.       Amendments to Loan Agreement.

         (a) Section 1.1 of the Loan Agreement is hereby amended by inserting therein in proper alphabetical order the following new definition:

                  "Convertible Subordinated Debt" means, without duplication, all Indebtedness of Borrower convertible only into common shares of Borrower which has no scheduled date for the maturity, redemption, sinking fund payment or other reduction or payment of principal that is on or before the Termination Date and which has terms for the acceleration and for mandatory prepayment of principal that are satisfactory to Agent, and the payment of which Indebtedness has been made expressly subordinate to the payment of the Indebtedness under this Agreement upon terms and conditions satisfactory to Agent, including $240,000,000 aggregate principal amount of convertible subordinated debentures issued on October 7,1 996 the terms and conditions of which are hereby approved by Agent."

         (b) Section 1.1 of the Loan Agreement is hereby amended by the amendment and restatement of the definition of "Reference Banks" as follows:

                  "Reference Banks" means Dresdner Bank AG, New York Branch and Cayman Island Branch and Wells Fargo Bank, National Association"

         (c) Section 6.8(a) of the Loan Agreement is hereby amended and restated as follows:

                           "(a)   Suffer  or  permit   the  total   Indebtedness
                  (determined   without   duplication)   of  Borrower   and  its
                  Subsidiaries (other than the (i) IDFA Indebtedness, (ii) Indebtedness in the nature of the bridge financings described in the exception to Section 6.8(b), (iii) Indebtedness described in Section 6.8(c) and (iv) Convertible Subordinated
                  Debt) at any time to be greater than 50% of the aggregate Allowed Value of all Eligible Properties and all Eligible Mortgages."

         (d) Section 7.1(r) of the Loan Agreement is hereby amended by the deletion of the figure "15" and the substitution therefor of the figure "30" .


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         2.       Conditions to Effectiveness.

         Section 1 of this Amendment shall become effective only upon the prior or concurrent satisfaction of the conditions that Borrower shall deliver to Agent for Lenders (with sufficient originally executed copies for each Lender) executed copies of this Amendment, executed by Borrower, Retirement Properties, Causeway, SJO, Agent, Co-Agent and the Majority Leaders.

         3.       Representations and Warranties.

         In order to induce Lenders and Agent to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, Borrower represents and warrants to each Lender and Agent that the following statements are true, correct and complete:


         (a) Borrower has the power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement (as amended by this Amendment the "Amended Agreement").

         (b) The execution and delivery of this Amendment and the performance of the Amended Agreement have been authorized by all necessary action on the part of Borrower.

         (c) The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Agreement and the use of proceeds thereunder do not violate any Requirement of Law or Contractual Obligation of Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation of Borrower.

         (d) This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

         (e) The representations and warranties contained in Section 3 of the Loan Agreement are and will be true, correct and complete in all material respects on and as of the effective date described in Section 2 to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically

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relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         (f) No event has occurred and is continuing or will result from the consummation o the transactions described in or otherwise contemplated by this Amendment that would constitute a Default or an Event of Default.

         (g) The Declaration of Trust, By-Laws and other organizational documents of Borrower have not been amended since March 15, 1996, and the copies thereof delivered to Lenders under the Loan Agreement are true, correct and complete copies thereof as in effect on the effective date described in Section 2.

         4.       Addition of HUB as Guarantor.

         By execution and delivery of this Amendment, HUB hereby agrees to be bound by the terms of Section 9 of the Loan Agreement as of the date of this Amendment as if it were a party to the Loan Agreement.

         5.       Guarantors' Acknowledgment and Consent.

         Each  of  Retirement   Properties,   Causeway,  SJO  and  HUB  (each  a
"Subsidiary Guarantor") has guarantied the obligations of Borrower under Section 9 of the Loan Agreement.

         Each Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Loan Agreement and this Amendment and consents to the amendment of the provisions of the Agreement effected pursuant to this Amendment. Each Subsidiary Guarantor hereby confirms that its guaranty under the Loan Agreement will continue to guaranty to the fullest extent possible the payments and performance of all obligations of Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein. Each Subsidiary Guarantor acknowledges and agrees that Section 9 of the Loan Agreement shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

         Each Subsidiary Guarantor acknowledges and agrees that (a) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Loan Agreement to consent to the amendments to the Loan Agreement effected pursuant to this Amendment and (b) nothing in the Loan Agreement or this Amendment shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or waivers to the Loan Agreement.


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         6.  Reference  to and  Effect  on the Loan  Agreement  and  Other  Loan
Documents. Except as specifically amended hereby, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         7. Fees and Expenses. Borrower agrees to pay to Agent on deemed all reasonable costs, fees and expenses incurred by Agent (including, without limitation, legal fees and expenses) with respect to this Amendment and the documents and transactions contemplated hereby.

         8. Execution in Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

         9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         10. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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         11.  Limitation of Amendment.  Without  limiting the  generality of the provisions of Section 10.4 of the Loan Agreement, the amendments set forth above shall be limited precisely as written, and nothing in this Amendment shall be deemed to prejudice any right or remedy that any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Loan Agreement or any other instrument or agreement referred to therein.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                 HEALTH AND RETIREMENT
                                 PROPERTIES TRUST

                                 By: /s/ Ajay Saini
                                 Name: Ajay Saini
                                 Title: Treasurer

                                 KLEINWORT BENSON LIMITED, as
                                 Agent

                                 By: /s/ Patrick F. Donelan
                                 Name: Patrick F. Donelan
                                 Title: Director

                                 WELLS FARGO BANK, NATIONAL
                                 ASSOCIATION, as Administrative Agent
                                 and as a Lender

                                 By: /s/ Edwin J. Sauve
                                 Name: Edwin J. Sauve
                                 Title: Vice President

                                 FLEET BANK N.A. (formerly Nat West
                                 Bank N.A.), as Co-Agent and as a Lender

                                 By: /s/ Pauline McHugh
                                 Name: Pauline McHugh
                                 Title: Vice President


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                                    FLEET NATIONAL BANK (successor to
                                    Fleet Bank of Massachusetts), as a Lender

                                    By: /s/ Ginger Stolzenthaler
                                    Name: Ginger Stolzenthaler
                                    Title: Vice President

                                    THE SUMITOMO BANK, LIMITED
                                    Chicago Branch, as a Lender

By: /s/ Daniel G. Eastman           By: /s/ Alfred DeGemmis
Name: Daniel G. Eastman             Name: Alfred DeGemmis
Title: Vice President & Manager     Title: Vice President

                                    MITSUI LEASING (USA) INC., as a
                                    Lender

                                    By: /s/ Seiichiro Nozaki
                                    Name: Seiichiro Nozaki
                                    Title: Senior Vice President

                                    BANK HAPOALIM B.M., as a Lender

                                    By: /s/ Shaun Breidhart
                                    Name: Shaun Breidhart
                                    Title: Ass't. Vice President

                                    By: /s/ Conrad Wagner
                                    Name: Conrad Wagner
                                    Title: Exec. Vice President

                                    DRESDNER BANK AG, New York
                                    Branch and Grand Cayman Branch, as a
                                    Lender

                                    By: /s/ Andrew P. Nesi
                                    Name: Andrew P. Nesi
                                    Title: Vice President

                                    By: /s/ B. Craig Erickson
                                    Name: B. Craig Erickson
                                    Title: Vice President


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                                    CREDIT LYONNAIS, Cayman Island
                                    Branch, as a Lender

                                    By: /s/ Farboud Tavangar
                                    Name: Farboud Tavangar
                                    Title: Authorized Signature

                                    BANK OF MONTREAL, as a Lender

                                    By: /s/ Irene M. Geller
                                    Name: Irene M. Geller
                                    Title: Vice President

                                    RIGGS BANK N.A., as a Lender

                                    By: /s/ Craig Havard
                                    Name: Craig Havard
                                    Title: Vice President


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                                    VIA BANQUE, as a Lender

                                    By: /s/ Christel Prot
                                    Name: Christel Prot
                                    Title: Sous Directeur

                                    By: /s/ P. Arnoult
                                    Name: P. Arnoult
                                    Title: Directeur

                                    DG BANK, Deutsche
                                    GenossenschaftsBank, as a Lender

                                    By: /s/ Norah McCann
                                    Name: Norah McCann
                                    Title: Senior Vice President

                                    By: /s/ Pamela D. Fogerty
                                    Name: Pamela D. Fogerty
                                    Title: Ass't Vice President

                                    KEYBANK NATIONAL ASSOCIATION
                                    (formerly Society National Bank), as a
                                    Lender

                                    By: /s/ Angela Mago
                                    Name: Angela Mago
                                    Title: Vice President

                                    For the purposes of Section 9:  HEALTH
                                    AND RETIREMENT PROPERTIES
                                    INTERNATIONAL, INC.

                                    By: /s/ Ajay Saini
                                    Name: Ajay Saini
                                    Title: Treasurer


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



                                    CAUSEWAY HOLDINGS INC.

                                    By: /s/ Ajay Saini
                                    Name: Ajay Saini
                                    Title: Treasurer

                                    SJO CORPORATION

                                    By: /s/ Ajay Saini
                                    Name: Ajay Saini
                                    Title: Treasurer

                                    HUB PROPERTIES TRUST

                                    By: /s/ Ajay Saini
                                    Name: Ajay Saini
                                    Title: Treasurer

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